UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 2006


                               MACHINETALKER, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                 -------------
                 (State or other jurisdiction of incorporation)



       000-49805                                     01-0592299
---------------------------                      -------------------
(Commission File Number)                          (I.R.S. Employer
                                                  Identification No.)

             513 De La Vina Street, Santa Barbara, California 93101
          ------------------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (805) 957-1680


        ---------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:       4
                                        -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
              STATEMENTS.......................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

SECTION 6.   [RESERVED]........................................................1

SECTION 7.   REGULATION FD.....................................................1

SECTION 8.   OTHER EVENTS......................................................1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................1

SIGNATURES.....................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

     Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

     Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

     Not Applicable


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

     Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

     On May 5, 2006, Christopher T. Kleveland resigned as a director and Corporate Secretary of MachineTalker, Inc. (the "Company"). Mr. Kleveland did not state any reasons for his resignation. The Company appointed Roland F. Bryan as the Corporate Secretary to replace Mr. Kleveland. The Company has not yet filled the vacancy on its Board of Directors caused by Mr. Kleveland's resignation.


SECTION 6.  [RESERVED]


SECTION 7.  REGULATION FD DISCLOSURE

     Not Applicable.


SECTION 8.  OTHER EVENTS

     Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

     (a)  Financial Statements of Business Acquired

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Exhibits

          Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               MACHINETALKER, INC.
                              ---------------------
                                  (Registrant)

Date:  May 5, 2006


                                \s\   Roland F. Bryan
                                 -----------------------------------
                                Roland F. Bryan, Chief Executive Officer





















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